Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION

	)	Chapter 11
In re:	)
	)	Case No. 20-32307 (DRJ)
)
DIAMOND OFFSHORE DRILLING, INC., et al.,[1]	)	(Jointly Administered)
)
Debtors.	)	(Docket No. 13)
)

INTERIM ORDER APPROVING NOTIFICATION AND HEARING PROCEDURES FOR CERTAIN TRANSFERS OF COMMON STOCK OR OPTIONS AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO COMMON STOCK

Upon the Motion (the “Motion”)2 of the debtors and debtors-in-possession (collectively, the “Debtors”) in the above-captioned cases seeking entry of an interim order (this “Interim Order”), (a) approving the Procedures related to transfers of Beneficial Ownership of Common Stock and/or Options, (b) directing that any purchase, sale, other transfer of Common Stock and/or any Options or any Beneficial Ownership therein, or any declaration of worthlessness with respect to, Common Stock, in each case, in violation of the Procedures shall be null and void ab initio, and (c) scheduling a hearing to consider approval of the Motion on a final basis, all as more fully set forth in the Motion; and this Court having found that it has jurisdiction over this matter pursuant to 28 U.S.C. § 1334 and the Amended Standing Order; and this Court having

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Diamond Offshore Drilling, Inc. (1760), Diamond Offshore International Limited (4671), Diamond Offshore Finance Company (0712), Diamond Offshore General Company (0474), Diamond Offshore Company (3301), Diamond Offshore Drilling (UK) Limited (1866), Diamond Offshore Services Company (3352), Diamond Offshore Limited (4648), Diamond Rig Investments Limited (7975), Diamond Offshore Development Company (9626), Diamond Offshore Management Company (0049), Diamond Offshore (Brazil) L.L.C. (9572), Diamond Offshore Holding, L.L.C. (4624), Arethusa Off-Shore Company (5319), Diamond Foreign Asset Company (1496). The Debtors’ primary headquarters and mailing address is 15415 Katy Freeway, Houston, TX 77094.

[2]	Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

found that it may enter a final order consistent with Article III of the United States Constitution; and this Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and this Court having found that this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); and this Court having found that the relief requested in the Motion is in the best interests of the Debtors’ estates, their creditors, and other parties-in-interest; and this Court having found that the Debtors’ notice of the Motion and opportunity for a hearing on the Motion were appropriate under the circumstances and no other notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested therein at a hearing, if any, before this Court (the “Hearing”); and this Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and upon all of the proceedings had before this Court; and after due deliberation and sufficient cause appearing therefor, it is HEREBY ORDERED THAT:

1.    The Procedures, as set forth in Exhibit 1 attached hereto, are approved on an interim basis.

2.    Within three business days of the entry of this Interim Order or as soon as reasonably practicable, the Debtors shall send the notice of this Interim Order to all parties that were served with notice of the Motion, publish the Notice of Interim Order once in the national edition of The New York Times, file a Form 8-K with a reference to the entry of the Interim Order, and post the Interim Order, Procedures, Declarations, and Notice of Interim Order to the website established by Prime Clerk for these Chapter 11 Cases (cases.primeclerk.com/diamond/).

3.    Any transfer of Beneficial Ownership of Common Stock or Options, or declaration of worthlessness with respect to Beneficial Ownership of Common Stock, in violation of the Procedures, including but not limited to the notice requirements, shall be null and void ab initio, and the person or Entity making such transfer or declaration shall be required to take such steps as the Debtors determine are necessary in order to be consistent with such transfer or declaration being null and void ab initio.

2

4.    In the case of any such declaration of worthlessness with respect to Beneficial Ownership of Common Stock in violation of the Procedures, including the notice requirements, the person or Entity making such declaration shall be required to file an amended tax return revoking such declaration and any related deduction to appropriately reflect that such declaration is void ab initio.

5.    The Debtors may retroactively or prospectively waive, in writing, any and all sanctions, remedies, restrictions, stays, and notification procedures set forth in the Procedures or imposed by this Interim Order on parties other than the Debtors.

6.    Nothing herein shall preclude any person desirous of acquiring any Common Stock from requesting relief from this Interim Order from this Court, subject to the Debtors’ rights to oppose such relief.

7.    Other than to the extent that this Interim Order expressly conditions or restricts trading in Common Stock, nothing in this Interim Order or in the Motion shall, or shall be deemed to, prejudice, impair, or otherwise alter or affect the rights of any holders of Common Stock, including in connection with the treatment of any such Stock under any chapter 11 plan or any applicable bankruptcy court order.

8.    The requirements set forth in this Interim Order are in addition to the requirements of Bankruptcy Rule 3001(e) and applicable securities, corporate, and other laws and do not excuse noncompliance therewith.

3

9.    The requirements set forth in this Interim Order are in addition to the requirements of all applicable law and do not excuse compliance therewith.

10.    The requirements set forth in Bankruptcy Rule 6003 are deemed inapplicable to the Motion.

11.    Notice of the Motion as provided therein shall be deemed good and sufficient notice of such Motion and the requirements of Bankruptcy Rule 6004(a) and the Local Rules are satisfied by such notice.

12.    Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Interim Order are immediately effective and enforceable upon its entry.

13.    The Debtors are authorized to take all actions necessary to effectuate the relief granted in this Interim Order in accordance with the Motion.

14.    This Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation, interpretation, and enforcement of this Interim Order.

15.    The Court will conduct a final hearing on May 27, 2020 at 9:00 a.m. (prevailing Central Time) (the “Final Hearing”). Any objections shall be filed on or prior to May 20, 2020 (prevailing Central Time).

Houston, Texas Dated: April 27, 2020	/s/ David R. Jones DAVID R. JONES UNITED STATES BANKRUPTCY JUDGE

4

Exhibit 1

Procedures for Transfers of Beneficial Ownership of Common Stock or Options, or

Declarations of Worthlessness with Respect to Beneficial Ownership of Common Stock

PROCEDURES FOR TRANSFERS OF BENEFICIAL OWNERSHIP OF COMMON STOCK OR OPTIONS AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO BENEFICIAL OWNERSHIP OF COMMON STOCK (THE “PROCEDURES”)

The following Procedures apply to transfers of Beneficial Ownership of Common Stock or Options:1

a.

Any person (including any Entity) who at any time on or after the Petition Date is or becomes a Substantial Shareholder (as defined herein), must file with the Court, and serve upon: (i) the Debtors, 15415 Katy Freeway, Suite 100, Houston, Texas 77094 (Attn.: David Roland); (ii) proposed counsel to the Debtors, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019, (Attn.: Robert Britton, Chris Hopkins, and Shamara James); (iii) the Office of the United States Trustee for the Southern District of Texas, 515 Rusk Street, Suite 3516, Houston, TX 77002; (iii) entities listed as holding the 50 largest unsecured claims against the Debtors (on a consolidated basis); (iv) counsel to Wells Fargo Bank, National Association, as Prepetition RCF Agent, Bracewell LLP, 711 Louisiana Street, Suite 2300, Houston, TX 77002-2770; (v) counsel to Loews Corporation, Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004-2498 (Attn: James L. Bromley); (vi) counsel to any statutory committees appointed in the Chapter 11 Cases (each, an “Official Committee”); and (vii) to the extent not listed herein, those parties requesting notice pursuant to Bankruptcy Rule 2002, a declaration of such status, substantially in the form of Exhibit 1A attached to these Procedures (each, a “Declaration of Status as a Substantial Shareholder”), on or before the later of (A) 20 business days after the date of the Notice of Interim Order (as defined herein), or (B) 10 calendar days after becoming a Substantial Shareholder.

b.

At least 20 business days prior to effectuating any transfer of Beneficial Ownership of Common Stock and/or Options that would result in an increase in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an Entity becoming a Substantial Shareholder (including the exercise of any Option to acquire Common Stock that would result in the amount of Common Stock beneficially owned by any person (including any Entity) that currently is or, as a result of the proposed transaction, would be a Substantial Shareholder), such Substantial Shareholder or potential Substantial Shareholder must file with the Court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Common Stock, substantially in the form of Exhibit 1B attached to these Procedures (each, a “Declaration of Intent to Accumulate Common Stock”).

c.

At least 20 business days prior to effectuating any transfer of Beneficial Ownership of Common Stock and/or Options that would result in a decrease in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or

[1]	Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Motion.

would result in a person or Entity ceasing to be a Substantial Shareholder, such Substantial Shareholder must file with the Court, and serve upon the Notice Parties, an advance written declaration of the intended transfer of Common Stock, substantially in the form of Exhibit 1C attached to these Procedures (each, a “Declaration of Intent to Transfer Common Stock or Options,” and together with a Declaration of Intent to Accumulate Common Stock, each, a “Declaration of Proposed Transfer”).

d.

The Debtors shall have 15 business days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder or potential Substantial Shareholder an objection to any proposed transfer of Beneficial Ownership of Common Stock and/or Options described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect the Debtors’ ability to utilize their Tax Attributes. If the Debtors file an objection, the proposed transaction will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and nonappealable order of the Court. If the Debtors do not object within such 15 day period, the proposed transaction can proceed solely as set forth in the Declaration of Proposed Transfer. To the extent that the Debtors receive an appropriate Declaration of Proposed Transfer and determine in their business judgment not to object, they shall provide written notice (whereby electronic mail is sufficient) of that decision as soon as reasonably practicable. Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional 15 day waiting period for each Declaration of Proposed Transfer.

e.

For purposes of these Procedures: (i) a “Substantial Shareholder” is any Entity or individual that has Beneficial Ownership of at least 6,196,676 shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares of Common Stock)[2] other than any direct or indirect shareholder of Loews Corporation, a Delaware corporation (“Loews”) to the extent of such shareholder’s Beneficial Ownership of shares of Loews; (ii) “Beneficial Ownership” shall be determined in accordance with the applicable rules of section 382 of the IRC, the Treasury Regulations (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)) and rulings issued by the IRS and includes direct and indirect ownership (but determined without regard to any rule that treats stock of an entity as to which constructive ownership rules apply as no longer owned by that entity) (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries and a partner in a partnership would be considered to own its proportionate share of any equity securities owned by such partnership), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of equity securities, and to the extent set forth in Treasury Regulations section 1.382-4, ownership of equity securities that such holder has an Option to acquire; (iii) an “Option” to acquire stock includes

[2]	Based on approximately 137,703,910 shares of Common Stock outstanding as of the Petition Date.

any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable; and (iv) an “Entity” is any “entity” as such term is defined in Treasury Regulations section 1.382-3(a), including any group of persons acting pursuant to a formal or informal understanding among coordinated acquisition of the Common Stock.

f.	The procedures set forth in the foregoing paragraphs (a) through (e) shall not apply to any pro rata distribution of Common Stock directly held by Loews to its direct shareholders.

The following Procedures apply to declarations of worthlessness with respect to Common Stock:

a.

Any person or Entity that currently is or becomes a 50% Shareholder (as defined below) must file with the Court, and serve the Notice Parties, a notice of such status, in the form of Exhibit 1D attached to these Procedures, on or before the later of (i) 30 calendar days after the date of the Notice of Interim Order and (ii) 10 calendar days after becoming a 50% Shareholder.

b.

Prior to filing any federal, state, or local tax return, or any amendment to such a return, claiming any deduction for worthlessness of the Common Stock, for a tax year ending before the earlier of (i) Debtors’ emergence from chapter 11 protection and (ii) a taxable sale of substantially all of the assets of the Debtors, such 50% Shareholder must file with the Court, and serve upon the Notice Parties, an advance written notice in the form of Exhibit 1E attached to these Procedures (a “Declaration of Intent to Claim a Worthless Stock Deduction”) of the intended claim of worthlessness.

c.

The Debtors will have 15 business days after receipt of a Declaration of Intent to Claim a Worthless Stock Deduction to file with the Court and serve on such 50% Shareholder an objection to any proposed claim of worthlessness described in the Declaration of Intent to Claim a Worthless Stock Deduction on the grounds that such claim might adversely affect the Debtors’ ability to utilize their Tax Attributes. During such 15 day period, and while any objection by the Debtors to the proposed claim is pending, such 50% Shareholder shall not claim, or cause to be claimed, the proposed worthless stock deduction to which the Declaration of Intent to Claim a Worthless Stock Deduction relates and thereafter in accordance with the Court’s ruling, and, as applicable, any appellate rules and procedures. If the Debtors do not object within such 15 day period, the filing of the tax return or amendment with such claim would be permitted solely as set forth in the Declaration of Intent to Claim a Worthless Stock Deduction. To the extent that the Debtors receive an appropriate Declaration of Intent to Claim a Worthless Stock Deduction and determine in their business judgment not to object, they shall provide written notice (whereby electronic mail is sufficient) of that decision as soon as is reasonably practicable. Additional tax returns or amendments within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional 15 day waiting period.

d.

For purposes of these Procedures, a “50% Shareholder” is any person or Entity that currently is or becomes a “50-percent shareholder” (within the meaning of section 382(g)(4)(D) of the IRC and the applicable Treasury Regulations).

The following notice procedures apply to these Procedures:

a.

No later than two business days following entry of the Interim Order, the Debtors shall serve by overnight mail, postage prepaid a notice, substantially in the form of Exhibit 1F attached to the Procedures (the “Notice of Interim Order”), on: (i) the Office of the United States Trustee for the Southern District of Texas, 515 Rusk Street, Suite 3516, Houston, TX 77002; (ii) the Office of the United States Trustee for the Southern District of Texas; (iii) entities listed as holding the 50 largest unsecured claims against the Debtors (on a consolidated basis); (iv) counsel to Wells Fargo Bank, National Association, as Prepetition RCF Agent, Bracewell LLP, 711 Louisiana Street, Suite 2300, Houston, TX 77002-2770; (v) counsel to Loews Corporation, Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004-2498 (Attn: James L. Bromley) (vi) counsel to the Ad Hoc Group of Senior Noteholders, Milbank LLP, 555 Hudson Yards, New York, NY 10001-2163 (Attn: Dennis F. Dunne); (vii) the Office of the United States Attorney for the Southern District of Texas; (viii) the state attorneys general for states in which the Debtors conduct business; (ix) the Internal Revenue Service; (x) the Securities and Exchange Commission; (xi) the Environmental Protection Agency and similar state environmental agencies for states in which the Debtors conduct business; and (xii) all registered record holders of Common Stock (through their nominees); (xiii) counsel to any Official Committee; and (xiv) to the extent not listed herein, those parties requesting notice pursuant to Bankruptcy Rule 2002 (collectively, the “Notice Parties”). Additionally, no later than two business days following entry of the final order, the Debtors shall serve a Notice of Interim Order modified to reflect that the final order has been entered (as modified, the “Notice of Final Order”) on the same entities that received the Notice of Interim Order.

b.

All registered and nominee holders of Common Stock shall be required to serve the Notice of Interim Order or Notice of Final Order, as applicable, on all holders for whose benefit such registered or nominee holder holds such Common Stock down the chain of ownership.

c.

Any entity or broker or agent acting on such entity’s or individual’s behalf who sells in excess of 6,196,676 shares (i.e., approximately 4.5% of all issued and outstanding shares of Common Stock)[3] to another entity or individual shall be required to serve a copy of the Notice of Interim Order or Notice of Final Order, as applicable, on such purchaser of such Common Stock or any broker or agent acting on such purchaser’s behalf.

[3]	Based on approximately 137,703,910 shares of Common Stock outstanding as of the Petition Date.

d.

To the extent confidential information is required in any declaration described in these Procedures, such confidential information may be filed and served in redacted form; provided, however, that any such declarations served on the Debtors shall not be in redacted form. The Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except (i) to the extent necessary to respond to a petition or objection filed with the Court (ii) to the extent otherwise required by law, or (iii) to the extent that the information contained therein is already public; provided, however, that the Debtors may disclose the contents thereof to their professional advisors, who shall keep all such declarations strictly confidential and shall not disclose the contents thereof to any other person, subject to further Court order. To the extent confidential information is necessary to respond to a petitioner’s objection filed with the Court, such confidential information shall be filed under seal or in a redacted form. For the avoidance of doubt, to the extent confidential information is required in any declaration described in these Procedures, such confidential information shall be served in redacted form to the Notice Parties.

e.	The Debtors may waive, in writing, any and all restrictions, stays, and notification Procedures contained in this Notice.

[Remainder of Page Intentionally Left Blank]

Exhibit 1A

Declaration of Status as a Substantial Shareholder

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION

)
In re:	)	Chapter 11
)
	)	Case No. 20-32307 (DRJ)
DIAMOND OFFSHORE DRILLING, INC., et al.,[1]	)
	)	(Joint Administration Requested)
Debtors.	)	(Emergency Hearing Requested)
)

DECLARATION OF STATUS AS A SUBSTANTIAL SHAREHOLDER

PLEASE TAKE NOTICE that the undersigned party is/has become a Substantial Shareholder with respect to the common stock of Diamond Offshore Drilling, Inc. (the “Common Stock”) and/or Options or any Beneficial Ownership therein.2 Diamond Offshore Drilling, Inc. is a debtor and debtor-in-possession in Case No. 20-32307 (DRJ) pending in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”).

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Diamond Offshore Drilling, Inc. (1760), Diamond Offshore International Limited (4671), Diamond Offshore Finance Company (0712), Diamond Offshore General Company (0474), Diamond Offshore Company (3301), Diamond Offshore Drilling (UK) Limited (1866), Diamond Offshore Services Company (3352), Diamond Offshore Limited (4648), Diamond Rig Investments Limited (7975), Diamond Offshore Development Company (9626), Diamond Offshore Management Company (0049), Diamond Offshore (Brazil) L.L.C. (9572), Diamond Offshore Holding, L.L.C. (4624), Arethusa Off-Shore Company (5319), Diamond Foreign Asset Company (1496). The Debtors’ primary headquarters and mailing address is 15415 Katy Freeway, Houston, TX 77094.

[2]

For purposes of this Declaration: (i) a “Substantial Shareholder” is any Entity or individual that has Beneficial Ownership of at least 6,196,676 shares and warrants exercisable for shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares of Common Stock, treating each warrant exercisable for shares as an outstanding share for this purpose) other than any direct or indirect shareholder of Loews Corporation, a Delaware corporation (“Loews”) to the extent of such shareholder’s Beneficial Ownership of shares of Loews; (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code, the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)) and rulings issued by the Internal Revenue Service and includes direct, indirect ownership (but determined without regard to any rule that treats stock of an entity as to which the constructive ownership rules apply as no longer owned by that entity) (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity) and (5) to the extent set forth in Treasury Regulations section 1.382-4, a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable; and (iv) an “Entity” is any “entity” as such term is defined in Treasury Regulations section 1.382-3(a), including any group of persons acting pursuant to a formal or informal understanding among coordinated acquisition of the Common Stock.

PLEASE TAKE FURTHER NOTICE that, as of                 , 2020, the undersigned party currently has Beneficial Ownership of                  shares of Common Stock and/or Options to acquire                  shares of Common Stock. The following table sets forth (a) the number of shares of Common Stock and/or the number of shares of Common Stock underlying the Options beneficially owned by the undersigned party and (b) the date(s) on which the undersigned party acquired Beneficial Ownership or otherwise has Beneficial Ownership of such Common Stock and/or Options to acquire such Common Stock (categorized by class, as applicable). In the case of Common Stock and/or Options that are not owned directly by the undersigned party but are nonetheless beneficially owned by the undersigned party, the table sets forth (a) the name(s) of each record or legal owner of such shares of Common Stock and/or Options that are beneficially owned by the undersigned party, (b) the number of shares of Common Stock and/or the number of shares of the Common Stock underlying the Options beneficially owned by such undersigned party, and (c) the date(s) on which such Common Stock and/or Options were acquired (categorized by class, as applicable).

Class	Name of Owner	Shares Owned	Shares Underlying Options Owned	Date(s) Acquired
Common Stock

(Attach additional page or pages if necessary)

2

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are                 .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock [Docket No. [●]] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon (i) the Debtors, 15415 Katy Freeway, Suite 100, Houston, Texas 77094 (Attn.: David Roland); (ii) proposed counsel to the Debtors, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019 (Attn.: Robert Britton, Chris Hopkins, and Shamara James); (iii) the Office of the United States Trustee for the Southern District of Texas, 515 Rusk Street, Suite 3516, Houston, TX 77002; and (iv) counsel to Wells Fargo Bank, National Association, as Prepetition RCF Agent, Bracewell LLP, 711 Louisiana Street, Suite 2300, Houston, TX 77002-2770; (v) counsel to Loews Corporation, Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004-2498 (Attn: James L. Bromley); (vi) counsel to any statutory committees appointed in the Chapter 11 Cases (each, an “Official Committee”); and (vii) to the extent not listed herein, those parties requesting notice pursuant to Bankruptcy Rule 2002, in each case to allow actual receipt by no later than 4:00 p.m. (prevailing Central time) on [●].

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted, (Name of Substantial Shareholder)

3

By:
Name:
Address:

Telephone:
Facsimile:

Dated: , 20
,
(City) (State)

4

Exhibit 1B

Declaration of Intent to Accumulate Common Stock

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION

)
In re:	)	Chapter 11
)
	)	Case No. 20-32307 (DRJ)
DIAMOND OFFSHORE DRILLING, INC., et al.,[1]	)
	)	(Joint Administration Requested)
Debtors.	)	(Emergency Hearing Requested)
)

DECLARATION OF INTENT TO ACCUMULATE COMMON STOCK

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the “Proposed Transfer”) one or more shares of common stock of Diamond Offshore Drilling, Inc. (the “Common Stock”) and/or Options or any Beneficial Ownership therein. 2 Diamond Offshore Drilling, Inc. is a debtor and debtor-in-possession in Case No. 20-32307 (DRJ) pending in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”).

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Diamond Offshore Drilling, Inc. (1760), Diamond Offshore International Limited (4671), Diamond Offshore Finance Company (0712), Diamond Offshore General Company (0474), Diamond Offshore Company (3301), Diamond Offshore Drilling (UK) Limited (1866), Diamond Offshore Services Company (3352), Diamond Offshore Limited (4648), Diamond Rig Investments Limited (7975), Diamond Offshore Development Company (9626), Diamond Offshore Management Company (0049), Diamond Offshore (Brazil) L.L.C. (9572), Diamond Offshore Holding, L.L.C. (4624), Arethusa Off-Shore Company (5319), Diamond Foreign Asset Company (1496). The Debtors’ primary headquarters and mailing address is 15415 Katy Freeway, Houston, TX 77094.

[2]

For purposes of this Declaration: (i) a “Substantial Shareholder” is any Entity or individual that has Beneficial Ownership of at least 6,196,676 shares and warrants exercisable for shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares of Common Stock, treating each warrant exercisable for shares as an outstanding share for this purpose) other than any direct or indirect shareholder of Loews Corporation, a Delaware corporation (“Loews”) to the extent of such shareholder’s Beneficial Ownership of shares of Loews; (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code, the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)) and rulings issued by the Internal Revenue Service and includes direct, indirect ownership (but determined without regard to any rule that treats stock of an entity as to which the constructive ownership rules apply as no longer owned by that entity) (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity) and (5) to the extent set forth in Treasury Regulations section 1.382-4, a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable; and (iv) an “Entity” is any “entity” as such term is defined in Treasury Regulations section 1.382-3(a), including any group of persons acting pursuant to a formal or informal understanding among coordinated acquisition of the Common Stock.

PLEASE TAKE FURTHER NOTICE that, if applicable, on                 , 2020, the undersigned party filed a declaration of status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of                  shares of Common Stock and/or Options to acquire                  shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to purchase, acquire, or otherwise accumulate Beneficial Ownership of                  shares of Common Stock or an Option with respect to                  shares of Common Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of                  shares of Common Stock and/or Options to acquire                  shares of Common Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are                 .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock [Docket No.     ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon (i) the Debtors, 15415 Katy

2

Freeway, Suite 100, Houston, Texas 77094 (Attn.: David Roland); (ii) proposed counsel to the Debtors, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019 (Attn.: Robert Britton, Chris Hopkins, and Shamara James); (iii) the Office of the United States Trustee for the Southern District of Texas, 515 Rusk Street, Suite 3516, Houston, TX 77002; and (iv) counsel to Wells Fargo Bank, National Association, as Prepetition RCF Agent, Bracewell LLP, 711 Louisiana Street, Suite 2300, Houston, TX 77002-2770; (v) counsel to Loews Corporation, Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004-2498 (Attn: James L. Bromley); (vi) counsel to any statutory committees appointed in the Chapter 11 Cases (each, an “Official Committee”); and (vii) to the extent not listed herein, those parties requesting notice pursuant to Bankruptcy Rule 2002, in each case to allow actual receipt by no later than 4:00 p.m. (prevailing Central time) on [●].

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors have 15 business days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and nonappealable order of the Court. If the Debtors do not object within such 15 day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

3

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:
Name:
Address:

Telephone:
Facsimile:

Dated: , 20
,
(City) (State)

4

Exhibit 1C

Declaration of Intent to Transfer Common Stock or Options

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION

)
In re:	)	Chapter 11
)
	)	Case No. 20-32307 (DRJ)
DIAMOND OFFSHORE DRILLING, INC., et al.,[1]	)
	)	(Joint Administration Requested)
Debtors.	)	(Emergency Hearing Requested)
)

DECLARATION OF INTENT TO TRANSFER COMMON STOCK OR OPTIONS

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to sell, trade, or otherwise transfer (the “Proposed Transfer”) one or more shares of common stock of Diamond Offshore Drilling, Inc. (the “Common Stock”) and/or Options or any Beneficial Ownership therein.2 Diamond Offshore Drilling, Inc. is a debtor and debtor-in-possession in Case No. 20-32307 (DRJ) pending in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”).

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Diamond Offshore Drilling, Inc. (1760), Diamond Offshore International Limited (4671), Diamond Offshore Finance Company (0712), Diamond Offshore General Company (0474), Diamond Offshore Company (3301), Diamond Offshore Drilling (UK) Limited (1866), Diamond Offshore Services Company (3352), Diamond Offshore Limited (4648), Diamond Rig Investments Limited (7975), Diamond Offshore Development Company (9626), Diamond Offshore Management Company (0049), Diamond Offshore (Brazil) L.L.C. (9572), Diamond Offshore Holding, L.L.C. (4624), Arethusa Off-Shore Company (5319), Diamond Foreign Asset Company (1496). The Debtors’ primary headquarters and mailing address is 15415 Katy Freeway, Houston, TX 77094.

[2]

For purposes of this Declaration: (i) a “Substantial Shareholder” is any Entity or individual that has Beneficial Ownership of at least 6,196,676 shares and warrants exercisable for shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares of Common Stock, treating each warrant exercisable for shares as an outstanding share for this purpose) other than any direct or indirect shareholder of Loews Corporation, a Delaware corporation (“Loews”) to the extent of such shareholder’s Beneficial Ownership of shares of Loews; (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the Internal Revenue Code, the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)) and rulings issued by the Internal Revenue Service and includes direct, indirect ownership (but determined without regard to any rule that treats stock of an entity as to which the constructive ownership rules apply as no longer owned by that entity) (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity) and (5) to the extent set forth in Treasury Regulations section 1.382-4, a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable; and (iv) an “Entity” is any “entity” as such term is defined in Treasury Regulations section 1.382-3(a), including any group of persons acting pursuant to a formal or informal understanding among coordinated acquisition of the Common Stock.

PLEASE TAKE FURTHER NOTICE that, if applicable, on                 , 2020, the undersigned party filed a declaration of status as a Substantial Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of                  shares of Common Stock and/or Options to acquire                  shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, the undersigned party proposes to sell, trade, or otherwise transfer Beneficial Ownership of                  shares of Common Stock or an Option with respect to                  shares of Common Stock. If the Proposed Transfer is permitted to occur, the undersigned party will have Beneficial Ownership of                  shares of Common Stock and/or Options to acquire                  shares of Common Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are                 .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock [Docket No.     ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon (i) the Debtors, 15415 Katy

2

Freeway, Suite 100, Houston, Texas 77094 (Attn.: David Roland); (ii) proposed counsel to the Debtors, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019 (Attn.: Robert Britton, Chris Hopkins, and Shamara James); (iii) the Office of the United States Trustee for the Southern District of Texas, 515 Rusk Street, Suite 3516, Houston, TX 77002; and (iv) counsel to Wells Fargo Bank, National Association, as Prepetition RCF Agent, Bracewell LLP, 711 Louisiana Street, Suite 2300, Houston, TX 77002-2770; (v) counsel to Loews Corporation, Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004-2498 (Attn: James L. Bromley); (vi) counsel to any statutory committees appointed in the Chapter 11 Cases (each, an “Official Committee”); and (vii) to the extent not listed herein, those parties requesting notice pursuant to Bankruptcy Rule 2002, in each case to allow actual receipt by no later than 4:00 p.m. (prevailing Central time) on [●].

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that it is prohibited from consummating the Proposed Transfer unless and until the undersigned party complies with the Procedures set forth therein.

PLEASE TAKE FURTHER NOTICE that the Debtors have 15 business days after receipt of this Declaration to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will remain ineffective unless such objection is withdrawn by the Debtors or such transaction is approved by a final and nonappealable order of the Court. If the Debtors do not object within such 15 day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party selling, trading, or otherwise transferring Beneficial Ownership of additional shares of Common Stock and/or Options to acquire shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

3

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of Declarant)

By:
Name:
Address:

Telephone:
Facsimile:

Dated: , 20
,
(City) (State)

4

Exhibit 1D

Declaration of Status as 50% Shareholder

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION

)
In re:	)	Chapter 11
)
	)	Case No. 20-32307 (DRJ)
DIAMOND OFFSHORE DRILLING, INC., et al.,[1]	)
	)	(Joint Administration Requested)
Debtors.	)	(Emergency Hearing Requested)
)

DECLARATION OF STATUS AS A 50% SHAREHOLDER

PLEASE TAKE NOTICE that the undersigned party is/has become a 50% Shareholder with respect to the common stock of Diamond Offshore Drilling, Inc. (the “Common Stock”) or any Beneficial Ownership therein.2 Diamond Offshore Drilling, Inc. is a debtor and debtor-in-possession in Case No. 20-32307 (DRJ) pending in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”).

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Diamond Offshore Drilling, Inc. (1760), Diamond Offshore International Limited (4671), Diamond Offshore Finance Company (0712), Diamond Offshore General Company (0474), Diamond Offshore Company (3301), Diamond Offshore Drilling (UK) Limited (1866), Diamond Offshore Services Company (3352), Diamond Offshore Limited (4648), Diamond Rig Investments Limited (7975), Diamond Offshore Development Company (9626), Diamond Offshore Management Company (0049), Diamond Offshore (Brazil) L.L.C. (9572), Diamond Offshore Holding, L.L.C. (4624), Arethusa Off-Shore Company (5319), Diamond Foreign Asset Company (1496). The Debtors’ primary headquarters and mailing address is 15415 Katy Freeway, Houston, TX 77094.

[2]

For purposes of this Declaration: (i) a “50% Shareholder” is any person or Entity that currently is or becomes a “50-percent shareholder” (within the meaning of section 382(g)(4)(D) of the Internal Revenue Code (the “IRC”) and the applicable Treasury Regulations); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the IRC, the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)) and rulings issued by the Internal Revenue Service and includes direct, indirect ownership (but determined without regard to any rule that treats stock of an entity as to which the constructive ownership rules apply as no longer owned by that entity) (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity) and (5) to the extent set forth in Treasury Regulations section 1.382-4, a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable; and (iv) an “Entity” is any “entity” as such term is defined in Treasury Regulations section 1.382-3(a), including any group of persons acting pursuant to a formal or informal understanding among coordinated acquisition of the Common Stock.

PLEASE TAKE FURTHER NOTICE that, as of                 , 2020, the undersigned party currently has Beneficial Ownership of                  shares of Common Stock. The following table sets forth the date(s) on which the undersigned party acquired Beneficial Ownership or otherwise has Beneficial Ownership of such Common Stock:

Number of Shares	Date Acquired

(Attach additional page or pages if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are                 .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock [Docket No.     ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon (i) the Debtors, 15415 Katy Freeway, Suite 100, Houston, Texas 77094 (Attn.: David Roland); (ii) proposed counsel to the Debtors, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019 (Attn.: Robert Britton, Chris Hopkins, and Shamara James); (iii) the Office of the United States Trustee for the Southern District of Texas, 515 Rusk Street, Suite 3516,

2

Houston, TX 77002; and (iv) counsel to Wells Fargo Bank, National Association, as Prepetition RCF Agent, Bracewell LLP, 711 Louisiana Street, Suite 2300, Houston, TX 77002-2770; (v) counsel to Loews Corporation, Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004-2498 (Attn: James L. Bromley); (vi) counsel to any statutory committees appointed in the Chapter 11 Cases (each, an “Official Committee”); and (vii) to the extent not listed herein, those parties requesting notice pursuant to Bankruptcy Rule 2002, in each case to allow actual receipt by no later than 4:00 p.m. (prevailing Central time) on [●].

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

Respectfully submitted,

(Name of 50% Shareholder)

By:
Name:
Address:

Telephone:
Facsimile:

Dated: , 20
,
(City) (State)

3

Exhibit 1E

Declaration of Intent to Claim a Worthless Stock Deduction

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION

)
In re:	)	Chapter 11
)
	)	Case No. 20-32307 (DRJ)
DIAMOND OFFSHORE DRILLING, INC., et al.,[1]	)
	)	(Joint Administration Requested)
Debtors.	)	(Emergency Hearing Requested)
)

DECLARATION OF INTENT TO CLAIM A WORTHLESS STOCK DEDUCTION

PLEASE TAKE NOTICE that the undersigned party hereby provides notice of its intention to claim a worthless stock deduction with respect to one or more shares of common stock of Diamond Offshore Drilling, Inc. (the “Common Stock”) or any Beneficial Ownership therein.2 Diamond Offshore Drilling, Inc. is a debtor and debtor-in-possession in Case No. 20-32307 (DRJ) pending in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”).

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Diamond Offshore Drilling, Inc. (1760), Diamond Offshore International Limited (4671), Diamond Offshore Finance Company (0712), Diamond Offshore General Company (0474), Diamond Offshore Company (3301), Diamond Offshore Drilling (UK) Limited (1866), Diamond Offshore Services Company (3352), Diamond Offshore Limited (4648), Diamond Rig Investments Limited (7975), Diamond Offshore Development Company (9626), Diamond Offshore Management Company (0049), Diamond Offshore (Brazil) L.L.C. (9572), Diamond Offshore Holding, L.L.C. (4624), Arethusa Off-Shore Company (5319), Diamond Foreign Asset Company (1496). The Debtors’ primary headquarters and mailing address is 15415 Katy Freeway, Houston, TX 77094.

[2]

For purposes of this Declaration: (i) a “50% Shareholder” is any person or Entity that currently is or becomes a “50-percent shareholder” (within the meaning of section 382(g)(4)(D) of the Internal Revenue Code (the “IRC”) and the applicable Treasury Regulations); (ii) “Beneficial Ownership” will be determined in accordance with the applicable rules of section 382 of the IRC, the Treasury Regulations thereunder (other than Treasury Regulations section 1.382-2T(h)(2)(i)(A)) and rulings issued by the Internal Revenue Service and includes direct, indirect ownership (but determined without regard to any rule that treats stock of an entity as to which the constructive ownership rules apply as no longer owned by that entity) (e.g., (1) a holding company would be considered to beneficially own all equity securities owned by its subsidiaries, (2) a partner in a partnership would be considered to beneficially own its proportionate share of any equity securities owned by such partnership, (3) an individual and such individual’s family members may be treated as one individual, (4) persons and entities acting in concert to make a coordinated acquisition of equity securities may be treated as a single entity) and (5) to the extent set forth in Treasury Regulations section 1.382-4, a holder would be considered to beneficially own equity securities that such holder has an Option (as defined herein) to acquire); (iii) an “Option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase right, warrant, convertible debt, put, call, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether such interest is contingent or otherwise not currently exercisable; and (iv) an “Entity” is any “entity” as such term is defined in Treasury Regulations section 1.382-3(a), including any group of persons acting pursuant to a formal or informal understanding among coordinated acquisition of the Common Stock.

PLEASE TAKE FURTHER NOTICE that, if applicable, on                 , 2020, the undersigned party filed a declaration of status as a 50% Shareholder with the Court and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that the undersigned party currently has Beneficial Ownership of                  shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that the undersigned party proposes to declare for [federal/state] tax purposes that                  shares of Common Stock became worthless during the tax year ending                  (the “Proposed Worthlessness Claim”).

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of the undersigned party are                 .

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Interim Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock [Docket No.     ] (the “Order”), this declaration (this “Declaration”) is being filed with the Court and served upon (i) the Debtors, 15415 Katy Freeway, Suite 100, Houston, Texas 77094 (Attn.: David Roland); (ii) proposed counsel to the Debtors, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019 (Attn.: Robert Britton, Chris Hopkins, and Shamara James); (iii) the Office of the United States Trustee for the Southern District of Texas, 515 Rusk Street, Suite 3516, Houston, TX 77002; and (iv) counsel to Wells Fargo Bank, National Association, as Prepetition

2

RCF Agent, Bracewell LLP, 711 Louisiana Street, Suite 2300, Houston, TX 77002-2770; (v) counsel to Loews Corporation, Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004-2498 (Attn: James L. Bromley); (vi) counsel to any statutory committees appointed in the Chapter 11 Cases (each, an “Official Committee”); and (vii) to the extent not listed herein, those parties requesting notice pursuant to Bankruptcy Rule 2002, in each case to allow actual receipt by no later than 4:00 p.m. (prevailing Central time) on [●].

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the undersigned party acknowledges that the Debtors have 15 calendar days after receipt of this Declaration to object to the Proposed Worthlessness Claim described herein. If the Debtors file an objection, such Proposed Worthlessness Claim will not be effective unless such objection is withdrawn by the Debtors or such action is approved by a final order of the Bankruptcy Court that becomes nonappealable. If the Debtors do not object within such 15 day period, then after expiration of such period the Proposed Worthlessness Claim may proceed solely as set forth in this Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by the undersigned party that may result in the undersigned party purchasing, acquiring, or otherwise accumulating, or selling, trading or otherwise transferring Beneficial Ownership of additional shares of Common Stock will each require an additional notice filed with the Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, the undersigned party hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments hereto are true, correct, and complete.

3

Respectfully submitted,

(Name of Declarant)

By:
Name:
Address:

Telephone:
Facsimile:

Dated: , 20
,
(City) (State)

4

Exhibit 1F

Notice of Interim Order

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION

)
In re:	)	Chapter 11
)
	)	Case No. 20-32307 (DRJ)
DIAMOND OFFSHORE DRILLING, INC., et al.,[1]	)
	)	(Joint Administration Requested)
Debtors.	)	(Emergency Hearing Requested)
)

NOTICE OF (I) PROCEDURES APPLICABLE TO Certain HOLDERS OF COMMON STOCK OR OPTIONS, (II) PROCEDURES FOR CERTAIN TRANSFERS OF COMMON STOCK OR OPTIONS AND DECLARATIONS OF WORTHLESSNESS WITH RESPECT TO COMMON STOCK AND (III) FINAL HEARING ON THE APPLICATION THEREOF

TO: ALL ENTITIES (AS DEFINED BY SECTION 101(15) OF THE BANKRUPTCY CODE) THAT MAY HOLD BENEFICIAL OWNERSHIP OF COMMON STOCK OR OPTIONS OF DIAMOND OFFSHORE DRILLING, INC. (THE “COMMON STOCK”): 2

PLEASE TAKE NOTICE that on April 26, 2020 (the “Petition Date”), the above-captioned debtors and debtors-in-possession (collectively, the “Debtors”), filed petitions with the United States Bankruptcy Court for the Southern District of Texas (the “Court”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of or from the Debtors’ estates or to exercise control over property of or from the Debtors’ estates.

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Diamond Offshore Drilling, Inc. (1760), Diamond Offshore International Limited (4671), Diamond Offshore Finance Company (0712), Diamond Offshore General Company (0474), Diamond Offshore Company (3301), Diamond Offshore Drilling (UK) Limited (1866), Diamond Offshore Services Company (3352), Diamond Offshore Limited (4648), Diamond Rig Investments Limited (7975), Diamond Offshore Development Company (9626), Diamond Offshore Management Company (0049), Diamond Offshore (Brazil) L.L.C. (9572), Diamond Offshore Holding, L.L.C. (4624), Arethusa Off-Shore Company (5319), Diamond Foreign Asset Company (1496). The Debtors’ primary headquarters and mailing address is 15415 Katy Freeway, Houston, TX 77094.

[2]	Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Order or the Motion, as applicable.

PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed the Debtors’ Motion for Entry of Interim and Final Orders Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock [Docket No. ●] (the “Motion”).

PLEASE TAKE FURTHER NOTICE that on [●], 2020, the Court entered the Interim Order Approving Notification and Hearing Procedures for Certain Transfers of and Declarations of Worthlessness with Respect to Common Stock [Docket No. •] (the “Order”) approving procedures for certain transfers of, and declarations of worthlessness with respect to, Common Stock, set forth in Exhibit 1 attached to the Order (the “Procedures”).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, a Substantial Shareholder or person that may become a Substantial Shareholder may not consummate any purchase, sale, or other transfer of Common Stock or Options or Beneficial Ownership of Common Stock or Options in violation of the Procedures, and any such transaction in violation of the Procedures shall be null and void ab initio.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, a 50% Shareholder may not claim a worthless stock deduction in respect of the Common Stock or Beneficial Ownership of Common Stock in violation of the Procedures, any such deduction in violation of such Procedures is null and void ab initio, and the 50% Shareholder shall be required to file an amended tax return revoking such proposed deduction.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the Procedures shall apply to the holding and transfers of Common Stock and/or Options or any Beneficial Ownership therein, other than pro rata distributions of Common Stock directly held by Loews to its direct shareholders, by a Substantial Shareholder or someone who becomes a Substantial Shareholder.

2

PLEASE TAKE FURTHER NOTICE that upon the request of any entity, the proposed notice, solicitation, and claims agent for the Debtors, Prime Clerk LLC, will provide a copy of the Order and a form of each of the declarations required to be filed by the Procedures in a reasonable period of time. The Order and such declarations are also available via PACER on the Court’s website at https://ecf.txsd.uscourts.gov for a fee, or at no charge by accessing the Debtors’ restructuring website at https://cases.primeclerk.com/diamond/.

PLEASE TAKE FURTHER NOTICE that the final hearing (the “Final Hearing”) on the Motion shall be held on                 , 2020, at    :    .m., prevailing Central Time. Any objections or responses to entry of a final order on the Motion shall be filed on or before 4:00 p.m., prevailing Central Time, on                 , 2020.

PLEASE TAKE FURTHER NOTICE THAT FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THE ORDER SHALL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PROVISIONS OF SECTION 362 OF THE BANKRUPTCY CODE.

PLEASE TAKE FURTHER NOTICE THAT ANY PROHIBITED PURCHASE, SALE, OTHER TRANSFER OF, OR DECLARATION OF WORTHLESSNESS WITH RESPECT TO, COMMON STOCK OR BENEFICIAL OWNERSHIP THEREIN IN VIOLATION OF THE ORDER IS PROHIBITED AND SHALL BE NULL AND VOID AB INITIO AND MAY BE SUBJECT TO ADDITIONAL SANCTIONS AS THIS COURT MAY DETERMINE.

3

PLEASE TAKE FURTHER NOTICE that the requirements set forth in the Order are in addition to the requirements of applicable law and do not excuse compliance therewith.

4

Dated: April [ ], 2020

Respectfully submitted,

	By:	/S/

PORTER HEDGES LLP

John F. Higgins (TX 09597500)

Eric M. English (TX 24062714)

M. Shane Johnson (TX 24083263)

Genevieve M. Graham (TX 24085340)

1000 Main St., 36th Floor

Houston, Texas 77002

Telephone: (713) 226-6000

Facsimile: (713) 226-6248

jhiggins@porterhedges.com

eenglish@porterhedges.com

sjohnson@porterhedges.com

ggraham@porterhedges.com

Proposed Co-Counsel to the Debtors and
the Debtors-in-Possession

and –

PAUL, WEISS, RIFKIND, WHARTON &

GARRISON LLP

Paul M. Basta (pending pro hac vice)
Robert A. Britton (pending pro hac vice)
Christopher Hopkins (pending pro hac vice)
Shamara R. James (pending pro hac vice)

1285 Avenue of the Americas

New York, New York 10019

Telephone: (212) 373-3000

Facsimile: (212) 757-3990

pbasta@paulweiss.com

rbritton@paulweiss.com

chopkins@paulweiss.com

sjames@paulweiss.com

Proposed Counsel to the Debtors and
the Debtors-in-Possession

1